UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 18, 2007
                                                       (July 16, 2007)
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-1661606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
                                                  ----------------------------



                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.   Results of Operations and Financial Condition
             -------------

     On July 16, 2007, Washington Federal, Inc. (the "Company") announced by press release its earnings for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the June 30, 2007 Fact Sheet which presents certain detailed financial information about the Company is attached hereto as
Exhibit 99.2.


Item 7.01.   Regulation FD Disclosure
             -------------

     A copy of the June 30, 2007 Fact Sheet which presents certain detailed financial information about the Company is attached hereto as
Exhibit 99.2.


Item 9.01.   Financial Statements and Exhibits
             -------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1  Press release dated July 16, 2007.
          99.2  Fact Sheet as of June 30, 2007.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: July 18, 2007              By:      /s/ Brent J. Beardall
                                           ---------------------
                                           Brent J. Beardall
                                           Senior Vice President and
                                           Chief Financial Officer